Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Swank, Inc. (the "Company") for the fiscal quarter ended June 30, 2003 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2003	/s/ John A. Tulin

John A. Tulin, President
(Chief Executive Officer)

Dated: August 12, 2003	/s/ Jerold R. Kassner

Jerold R. Kassner, Senior Vice
President and Treasurer
(Chief Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Swank, Inc. and will be retained by Swank, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.